UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2019

Medley Capital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
1-35040	(State or other jurisdiction of incorporation)	27-4576073
(Commission File Number)		(I.R.S. Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, NY 10017
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCC	The New York Stock Exchange
Common Stock, par value $0.001 per share	MCC	The Tel Aviv Stock Exchange
6.500% Notes due 2021	MCX	The New York Stock Exchange
6.125% Notes due 2023	MCV	The New York Stock Exchange
6.050% Notes due 2024	MCC.B1	The Tel Aviv Stock Exchange

Explanatory Note

This Current Report on Form 8-K/A is being filed by Medley Capital Corporation (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (the “Commission”) on June 10, 2019 to announce the preliminary results of the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 4, 2019. This Amendment is being filed to disclose the final voting results received from First Coast Results, Inc., the independent inspector of elections for the Annual Meeting.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2019, the Company held the Annual Meeting. The following two proposals were voted on at the meeting: (1) to elect two directors of the Company, each to serve for a term of three years, or until their respective successors are duly elected and qualified; and (2) to ratify the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019. Such proposals are described in more detail in the Company's definitive proxy statement filed with the Commission on May 9, 2019.

Stockholders of record at the close of business on April 9, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 54,474,211 shares of common stock outstanding and entitled to vote. A quorum consisting of 39,739,814 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

On June 11, 2019, First Coast Results, Inc. delivered its final vote tabulation that certified the final voting results for each of the matters set forth below. The certified final voting results are consistent with the preliminary results that were reported on June 10, 2019 in the Company's Current Report on Form 8-K.

Proposal 1 - To elect two directors of the Company, each to serve for a term of three years, or until their respective successors are duly elected and qualified:

The Company’s Director Nominees

Director Nominee	For	Withheld
Seth Taube	21,720,219	1,367,817
Arthur S. Ainsberg	21,733,188	1,354,848

NexPoint Advisors L.P.’s Director Nominees

Director Nominee	For	Withheld
Stephen A. Mongilio	15,627,844	548,063
Mark T. Goglia	15,630,344	545,563

Based on the final results, the directors elected at the Annual Meeting are Seth Taube and Arthur S. Ainsberg. The total number of broker non-votes with respect to Proposal 1 was 0.

Proposal 2 - To ratify the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019. The proposal was approved based on the following final vote:

For	Against	Withheld
35,015,047	442,593	4,282,174

The total number of broker non-votes with respect to Proposal 2 was 0.

Item 8.01    Other Events.

On June 11, 2019, the Company issued a press release regarding the final results of the Annual Meeting. A copy of the Company’s press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2019		MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer